UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 16, 2022

FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100 Murray, Utah	84107
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (801) 501-7200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 7.01	Regulation FD Disclosure.

On August 18, 2022, FinWise Bancorp (the "Company”) issued a press release announcing the approval of a share repurchase program, as described in greater detail in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, and amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 18, 2022, the Company announced that its Board of Directors (the “Board”) has authorized, effective August 16, 2022, a common stock repurchase program to purchase up to 644,241 shares of the Company’s common stock in the aggregate. The repurchase program expires on August 31, 2024, but may be limited or terminated at any time without prior notice.  The repurchase program authorizes the repurchase by the Company of its common stock in open market transactions, including pursuant to a trading plan in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or privately negotiated transactions. The authorization permits management to repurchase shares of the Company’s common stock from time to time at management’s discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The actual means and timing of any shares purchased under the program will depend on a variety of factors, including the market price of the Company’s common stock, general market and economic conditions, and applicable legal and regulatory requirements. The repurchase program does not obligate the Company to purchase any particular number of shares.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements, including (i) the market price of the Company's common stock prevailing from time to time, (ii) the nature of other investment opportunities presented to the Company from time to time and (iii) the Company’s cash flows from operations. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. For a discussion of factors that could affect the Company’s business and financial results, see the “Risk Factors” listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent reports on Form 10-Q and Form 8-K.

Any forward-looking statement speaks only as of the date of this report, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence. In addition, the Company cannot assess the impact of each risk and uncertainty on its business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Press release dated August 18, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 18, 2022	FINWISE BANCORP

	By:	/s/ Michael C. O’Brien
Name:	Michael C. O’Brien
Title:	Corporate Secretary and Executive Vice President